SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: January 4, 2001

                         UNIVERSAL MEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      000-28459                 22-3360133
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                               Identification #)




                200 Middlesex Avenue, Carteret, New Jersey 07008
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  732.969.5657
                    ----------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


ITEM 5.  OTHER EVENTS

         Not applicable


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         On January 3, 2001, Michael S. Krome, an Officer and Director of the Company, notified the Company that he had resigned as an Officer, Director and General Counsel of the Company, effective January 3, 2001. On January 4, 2001, the Company confirmed that it had accepted the resignation of Mr. Krome, as well as his withdrawal as General Counsel of the Company.


ITEM 7.  FINANCIAL STATEMENTS

         Not Applicable


ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable


EXHIBITS

         Not Applicable

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ James Zimbler
         ---------------------------------
         James Zimbler
         CEO, President

         Date: January 8, 2001